UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 3, 2010


                            First Liberty Power Corp.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-147323                  45-0560329
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

114 West Magnolia St., #400 - 136, Bellingham, WA                   98225
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code (702) 990-8402

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 3 2010, we entered into a consulting agreement with John Hoak, wherein John Hoak has agreed to provide, among other things, consulting services to our company. The agreement is effective March 24, 2010 and continues to March 24, 2012. In consideration for agreeing to provide such consulting services, we have agreed to issue to John Hoak 250,000 shares of our common stock.

Effective May 13, 2010, we issued 250,000 shares of our common stock in connection with consulting agreement with John Hoak. We issued the shares to one
(1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 13, 2010, we appointed John Hoak as a director of our company.

JOHN HOAK, DIRECTOR (AGE 59)

Mr. Hoak has 30 years of diversified experience in construction, oil & gas and minerals development and underground mining and drilling operations. He is a founder, Chief Executive Officer and Executive Director of New Era Petroleum, LLC of Sheridan, Wyoming. He was a founder and Executive Director of Rock Well Petroleum, serving as Chief Operating Officer and then as Chief Executive Officer. He was Managing Partner of Mine Management Services, LLC, in Bozeman, Montana; Vice President, Operations of Oil Recovery Enhancement LLC, Bozeman, Montana; Managing Partner of the Jardine Group LLC, Gardiner, Montana; Senior Operations & Environmental Officer and Mine General Manager at the Mineral Hill Mine, Jardine, Montana. Mr. Hoak received a B.Sc. in Environmental Studies (Magna Cum Laude, Departmental Research Honors) from Allegheny College in Meadville, Pennsylvania.

Our board of directors now consists of Glyn R. Garner and John Hoak. There are no family relationships among our directors or officers.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Consulting Agreement between our company and John H. Hoak dated May 3, 2010

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST LIBERTY POWER CORP.


/s/ Glyn R. Garner
----------------------------------
Glyn R. Garner
President and Director

Date: August 3, 2010